BORGWARNER INC.
                      2004 STOCK INCENTIVE PLAN
              NON-QUALIFIED STOCK OPTION AWARD AGREEMENT


Stock Option Grant Awarded to _____________________

Column (1)	Column (2)	Column (3)	Column (4) 	Column (5) 	Column (6)
Date of	Number of	Exercise	Type of Stock 	Expiration	Cumulative
  	Shares Subject	Price Per:   	Option:	Date of	Percentage
         	             	Stock	Exercise Schedule
	Option			Option	of Stock Option:

M/D/Yr	# Shares  	$-- 	Non-Qualified	M/D/Yr	 _% on M/D/Yr
                   			Stock Option		 % on M/D/Yr

          1.    Grant of Stock Option.  Pursuant to
          Section 6 of the Borg Warner, Inc. 2004
          Stock Incentive Plan, (the "Plan"),
          BorgWarner Inc., a Delaware corporation, hereby grants to the individual named above, an employee of the Company or an Affiliate (the "Optionee"), an option to purchase from the Company the number of its shares of common stock, $.01 par value shown above in Column 2 of this Award Agreement, upon and subject to the terms and conditions set forth in the Plan and this Award Agreement (the
          "Shares"). Capitalized terms not defined herein shall have the meanings specified in the Plan.

          2.    Date of Grant.  The date of grant
          of this Stock Option is the date set
          forth above in Column 1.

          3.    Type of Stock Option.  This Stock
          Option is not intended to qualify as an
          incentive stock option within the meaning of section 422 of the Internal Revenue
          Code, and this Award Agreement shall be
          interpreted and treated consistently with the characterization of the Stock Option as a Non-Qualified Stock Option.

          4.    Stock Option Price.  The option
          price per share of Stock covered by the
          Stock Option shall be the price set forth above in Column 3 of this Award Agreement.

          5.    Expiration Date.  Unless the Stock
          Option is previously terminated pursuant to the terms of this Award Agreement and the Plan, the Stock Option granted by this Award Agreement shall terminate on the date shown above in Column 5 of this Award Agreement.

          6.    Exercise of Stock Option.

          A.    The Stock Option shall become
          exercisable as of the date set forth
          above in Column 6 according to the
          percentage shown for such date
          ("Exercisable Date"); provided that at
          all times during the period between Date of Grant and the Exercisable Date the Optionee has been employed by the Company or an Affiliate. The Committee (as such term is defined in the Plan) has, in its sole discretion, the authority to, in whole or in part, accelerate the exercisability of the Stock Option. The
          Stock Option may be exercised only to
          purchase whole Shares and in no case may a fraction of a Share be purchased. The right of the Optionee to purchase Shares may be exercised in whole at any time or in part from time to time after (and to the extent) the Stock Option has become exercisable and prior to the tenth anniversary of the Date of Grant;
          provided, however, that no portion of the Stock Option shall be exercisable unless
          (except as hereinafter provided in this
          Section 6) the Optionee at the time of
          exercise is, and at all times from the
          Date of Grant has been employed by the
          Company or an Affiliate.  A Termination
          of Employment (as such term is defined in the Plan) shall not be deemed to have occurred if the transfer, promotion, reassignment or similar personnel move of the Optionee, at the request of the Company or an Affiliate, from any one entity within the Company or Affiliate to another entity within the Company or Affiliate results in the Optionee being immediately employed with such other entity.
          B.    If the Optionee dies while employed
          by the Company or an Affiliate, the
          Optionee's estate shall be permitted to
          exercise the Stock Option to the extent
          exercisable on the date of the Optionee's death or to the extent that the exercisability of the Stock Option may be accelerated by the Committee. The Stock
          Option may be exercised for a period of
          one year from the date of such death or
          until the expiration of the Stock Option, whichever period is shorter.

          C.    If the Optionee incurs a
          Termination of Employment by reason of
          Disability or Retirement (as such terms
          are defined in the Plan), the Optionee
          shall be permitted to exercise the Stock
          Option to the extent exercisable at the
          time of the termination or to the extent that the exercisability of the Stock
          Option may be accelerated by the
          Committee.  The Stock Option may be
          exercised for a period of three years
          from the date of such termination or
          until the expiration of the Stock Option, whichever period is the shorter;
          provided, however, that if the three year period is the applicable period and the Optionee dies within such three year period, any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such three year period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months from the date of such death or until the expiration of the Stock Option, whichever period is the shorter.

          D.    If the Optionee incurs a
          Termination of Employment and such
          Termination of Employment is involuntary and without Cause (as such term is defined in the Plan), the Optionee shall be permitted to exercise the Stock Option to the extent exercisable at the time of the termination or to the extent that the exercisability of the Stock Option may be accelerated by the Committee. The Stock
          Option may be exercised for a period of
          one year from the date of such
          termination or until the expiration of
          the Stock Option, whichever period is
          shorter; provided, however, that if the
          one year period is the applicable period and the Optionee dies within such one year period, any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such one year period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months from the date of such death or until the expiration of the Stock Option, whichever period is the shorter.

          E.    If the Optionee incurs a
          Termination of Employment for any reason other than as set forth in Sections 6(B),
          (C) and (D) above and such Termination of Employment is without Cause, the Optionee shall be permitted to exercise the Stock
          Option to the extent exercisable at the
          time of the Termination of Employment.
          The Stock Option may be exercised for a
          period of five (5) business days from the date of such termination or until the expiration of the Stock Option, whichever period is the shorter.

          F.    If the Optionee incurs a
          Termination of Employment which is for
          Cause, the Stock Option held by the
          Optionee shall terminate at the time of
          the Optionee's Termination of Employment.

          7.    Transferability of Stock Option.
          The Stock Option and this Stock Option
          Award Agreement shall be transferable by the Optionee: (i) by will or by the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order (as such term is described in the Plan), or (iii) pursuant to a gift to the Optionee's "immediate family" members (as such term is described in the Plan) directly or indirectly by means of a trust, partnership, or limited liability company, subject in the case of all transfers pursuant to clause (iii), above, to the review of the Committee or its designee. A Stock Option shall be exercised, only by the Optionee, by the guardian or legal representative of the Optionee, or permitted transferee, it being understood that the terms "holder" and "Optionee" include any such guardian, legal representative or beneficiary or permitted transferee. A permitted transferee may transfer a Stock Option only by will or by the laws of descent and distribution.

          8.    Exercise of Stock Option; Payment.

          A.    If the Optionee is then employed by
          the Company or an Affiliate and elects to exercise all or part of the Stock Option which is exercisable, he or she shall deliver to the Company a written notice, in a form acceptable to the Committee, specifying the number of Shares to be purchased under the Stock Option and an exercise date, not more than thirty days after the date of such notice, upon which such Shares shall be purchased and payment therefor shall be made.

          B.    If the Optionee's employment with
          the Company or an Affiliate is terminated for any of the reasons set forth in
          Section 6(B) through (E) above, then any election to exercise all or part of the Stock Option which is exercisable shall be done in the following manner: the Optionee or his or her estate shall deliver to the Company a written notice, in a form acceptable to the Committee, specifying the number of Shares to be purchased under the Stock Option and an exercise date, within the exercise period set forth for such reason in Section 6(B) through (E) above and with respect to
          Section 6(B) through (D), not more than
          thirty days after the date of such
          notice, upon which such Stock Option
          Shares shall be purchased and payment
          therefor shall be made.

          C.    On the exercise date the Optionee
          has specified in the notice described in
          Section 8(A) or 8(B) above, the Optionee or his or her estate shall deliver to the Company (i) cash, certified or bank check or such other instrument as the Company may accept, made payable to the order of the Company in an amount equal to the product of the number of Shares specified to be purchased in such notice and the Option Price (the "Option Exercise
          Amount") and within five days thereafter payment, by cash, certified or bank check or such other instrument as the Company may accept, made payable to the order of the Company, in such amount as the Company in its sole discretion deems necessary to satisfy its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Stock Option or the transfer of Shares thereupon
          (collectively the "Applicable Tax"), or
          (ii) unrestricted Shares owned by the
          Optionee for more than six months prior
          to the exercise date, the value of which in whole Shares shall not exceed the Option Exercise Amount, and within 5 days thereafter unrestricted Shares owned by the Optionee, the value of which in whole
          Shares shall not exceed the Applicable
          Tax, the value of such Shares for the
          purpose of paying the Option Exercise
          Amount and the Applicable Tax
          (collectively the "Option Payment
          Amount") being the Fair Market Value (as such term is defined in the Plan) of the Shares on the exercise date, or (iii) a written request to the Company to withhold, from the number of Shares otherwise issuable upon the exercise of the Stock Option, that whole number of Shares having an aggregate Fair Market
          Value which does not exceed the
          Applicable Tax, or (iv) a combination of the above described forms of payment that equals the Option Payment Amount;
          provided that if the Optionee is subject to Section 16 of the Securities Exchange
          Act of 1934, as amended (the "Exchange
          Act"), then (y) such Optionee shall have the right to make payment of the Option
          Payment Amount only at the time and in
          the manner specified in Section 16 of the Exchange Act and the rules and regulations thereunder and (z) the
          Company shall have the right to retain or sell without notice, or to demand surrender of, Shares or Shares issuable upon the exercise of the Stock Option which have a Fair Market Value on the exercise date equal to the amount determined by the Company as necessary to satisfy any Applicable Tax. Upon receipt in full of the Option Payment Amount
          (including in the case of payment by
          check, the receipt by the Company of
          collected funds), the Optionee or his or her estate shall be deemed to be the owner of Shares so purchased and certificates representing such Shares shall thereupon be delivered to the Optionee or his or her estate. If the Company has entered into agreement(s) with one or more brokerage firms to enable the Optionee to facilitate payment for the Shares through such brokerage firm(s), the Optionee or his or her estate may make use of such coordinated procedure if he or she elects and if allowed by law.

          9.    Specific Restrictions Upon Shares.
          The Optionee hereby agrees with the
          Company as follows:

          A.    The Optionee shall acquire the
          Shares issuable upon the exercise of the Stock Option (the "Stock Option Shares") for investment purposes only and not with a view to resale or other distribution thereof to the public in violation of the Securities Act of 1933, as amended (the
          "1933 Act"), and shall not dispose of any Stock Option Shares in transactions which, in the opinion of counsel to the Company, violate the 1933 Act, or the rules and regulations thereunder, or any applicable state securities or "blue sky" laws;

          B.    If any Stock Option Shares shall be
          registered under the 1933 Act, no public offering (otherwise than on a national securities exchange, as defined in the Exchange Act) of any such Stock Option
          Shares shall be made by the Optionee (or any other person) under such circumstances that he or she (or such other person) may be deemed an underwriter, as defined in the 1933 Act;
          and

          C.    The Company shall have the
          authority to endorse upon the certificate or certificates representing the Stock
          Option Shares such legends referring to
          the foregoing restrictions.

          10.   Change in Control Cash Out.  During
          the sixty (60) day period from and after a Change in Control (as such term is defined in the Plan), the Optionee shall have the right, whether or not the Stock
          Option is fully exercisable and in lieu
          of the payment of the exercise price for the Shares being purchased under this Stock Option, to elect to surrender, by giving notice to the Company, all or part of this Stock Option to the Company and to receive cash, payable by the Company, within thirty (30) days of such notice, in an amount equal to the amount by which the Change in Control Price (as such term is defined in the Plan) per Share on the date of such election shall exceed the Option Price multiplied by the number of Shares surrendered under this Stock
          Option; less such amount as the Company
          deems necessary to satisfy its liability to withhold federal, state or local income or other taxes incurred by reason of the number of Shares surrendered;
          provided, however, that if the Change in Control is within six (6) months of the Date of Grant to an Optionee who is an officer or director of the Company and subject to Section 16(b) of the Exchange
          Act, then no such election shall be made by such Optionee with respect to this Stock Option prior to six (6) months from the Date of Grant.

          11.   Adjustments to Shares.  In the
          event of any merger, reorganization,
          consolidation, recapitalization, stock
          dividend, stock split, extraordinary
          distribution with respect to the Stock or other change in corporate structure affecting the Stock, the Committee or Board of Directors of the Company may make such substitution or adjustments in the aggregate number, kind and option price of shares subject to this Stock
          Option Award Agreement and/or such other substitutions or adjustments in the consideration receivable upon exercise as it may determine to be appropriate in its sole discretion.

          12.   Notices.  Any written notice
          required or permitted under this Stock
          Option Award Agreement shall be deemed
          given when delivered personally, as
          appropriate, either to the Optionee or to the Executive Compensation Department of the Company, or when deposited in a United States Post Office as registered mail, postage prepaid, addressed, as appropriate, either to the Optionee at his or her address set forth above or such other address as he or she may designate in writing to the Company, or to the Attention: Executive
          Compensation, BorgWarner Inc., at its
          headquarters office or such other address as the Company may designate in writing to the Optionee.

          13.   Failure to Enforce Not a Waiver.
          The failure of the Company to enforce at any time any provision of this Stock
          Option Award Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

          14.   Governing Law.  All questions
          concerning the construction, validity and interpretation of this Stock Option Award
          Agreement shall be governed by and
          construed according to the internal law, and not the law of conflicts, of the State of Delaware, except that questions concerning the relative rights of the Company and the Optionee with respect to the Shares, shall be governed by the corporate law of the State of Delaware.

          15.   Provisions of Plan.  The Stock
          Option provided for herein is granted
          pursuant to the Plan, and said Stock
          Option and this Stock Option Award
          Agreement are in all respects governed by the Plan and subject to all of the terms and provisions thereof, whether such terms and provisions are incorporated in this Stock Option Award Agreement solely by reference or are expressly cited herein. In the case of any conflict between the Plan and this Stock Option
          Award Agreement, the terms of the Plan
          shall control.
          IN WITNESS WHEREOF, the Company has
          executed this Stock Option Award
          Agreement in duplicate on the day and
          year first above written.

                        BORGWARNER INC.



                        By: Timothy M. Manganello
                 Chairman & Chief Executive Officer



          I acknowledge receipt of a copy of the
          Plan (either as an attachment hereto or
          that has been previously received by me) and that I have carefully read this Stock
          Option Award Agreement and the Plan.  I
          agree to be bound by all of the
          provisions set forth in this Stock Option
          Award Agreement and the Plan.



          Date
                                            Employee's
                                            Signature
          SS# (U.S. Employees Only)   Print Name
          Home Street Address        City, State,
                                     Zip, Country